UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2024

CLEVELAND-CLIFFS INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Public Square,	Suite 3300,	Cleveland,	Ohio	44114-2315
(Address of Principal Executive Offices)				(Zip Code)
Registrant's telephone number, including area code: (216) 694-5700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, par value $0.125 per share	CLF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously disclosed by Cleveland-Cliffs Inc. (“Cliffs”) in its Current Report on Form 8-K filed on November 1, 2024 (the “Original 8-K”), pursuant to the terms of the Arrangement Agreement, dated as of July 14, 2024 (the “Arrangement Agreement”), by and among Cliffs, 13421422 Canada Inc., a Canadian corporation and wholly owned subsidiary of Cliffs, and Stelco Holdings Inc., a Canadian corporation (“Stelco”), Cliffs indirectly acquired all of the issued and outstanding common shares of Stelco on November 1, 2024. The acquisition and the other transactions contemplated by the Arrangement Agreement were implemented by way of a statutory plan of arrangement under the Canada Business Corporations Act on the terms and conditions set out in the plan of arrangement, in the form of Exhibit B to the Arrangement Agreement.
This Current Report on Form 8-K/A amends the Original 8-K to file the financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Stelco as of December 31, 2023 and 2022, and the related audited consolidated statements of income, comprehensive income, changes in equity and cash flows for the fiscal years ended December 31, 2023 and 2022, together with the notes thereto and independent auditor’s reports thereon required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited interim condensed consolidated balance sheet of Stelco as of September 30, 2024, and the related unaudited interim condensed consolidated statements of income (loss), comprehensive income (loss), changes in equity and cash flows for the nine months ended September 30, 2024 and 2023, together with the notes thereto required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

•Unaudited pro forma condensed combined statement of financial position as of September 30, 2024;
•Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2024 and the twelve months ended December 31, 2023; and
•Notes to the unaudited pro forma condensed combined financial information.

(d) Exhibits.

Exhibit Number	Exhibit
23.1	Consent of KPMG LLP
99.1	The audited consolidated balance sheets of Stelco Holdings Inc. as of December 31, 2023 and 2022, and the related audited consolidated statements of comprehensive income, changes in equity and cash flows for the fiscal years ended December 31, 2023 and 2022, together with the notes thereto and report of independent auditors thereon.
99.2	The unaudited consolidated balance sheet of Stelco Holdings Inc. as of September 30, 2024, and the related unaudited consolidated statements of income (loss) and comprehensive income (loss), changes in equity and cash flows for the nine months ended September 30, 2024 and 2023, together with the notes thereto.
99.3	The unaudited pro forma condensed combined statement of financial position as of September 30, 2024, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2024 and the twelve months ended December 31, 2023, together with the notes thereto.
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEVELAND-CLIFFS INC.

Date:	January 17, 2025	By:	/s/ James D. Graham
		Name:	James D. Graham
		Title:	Executive Vice President, Chief Legal and Administrative Officer & Secretary